SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

July 19, 2005

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Not Applicable	1-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Appointment of Principal Officers

(c)

On July 19, 2005, Seacoast Banking Corporation of Florida (“Seacoast”) announced the promotion of Jean Strickland to President and Chief Operating Officer of First National Bank and Trust Company of the Treasure Coast (“First National”), the principal bank subsidiary of Seacoast.

Concurrently, A. Douglas Gilbert was appointed Vice Chairman and Chief Credit Officer of First National as well as President and Chief Operating Officer of Seacoast.  Dennis S. Hudson, III will continue in his role as Chairman and CEO of First National and assume the role of Chairman of Seacoast.  Dale M. Hudson was named Vice Chairman of Seacoast.

A copy of the press release announcing the Registrant’s change in management is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.

Exhibits.

(c)

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release of Seacoast Banking Corporation of Florida dated July 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

/s/ William R. Hahl

William R. Hahl

Executive Vice President and

Chief Financial Officer

Date:  July 19, 2005